FORWARD FUNDS

Supplement dated July 24, 2015

to the

Summary Prospectus for Investor Class and Institutional Class Shares of the Forward Investment Grade

Fixed-Income Fund, Forward Funds Investor Class and Institutional Class Prospectus (“No-Load

Prospectus”) and Forward Funds Class Z Prospectus (“Class Z Prospectus”)

each dated May 1, 2015, as supplemented

IMPORTANT NOTICE REGARDING CHANGE IN

INVESTMENT STRATEGIES AND PORTFOLIO MANAGER

The following information applies to the Forward Investment Grade Fixed-Income Fund (the “Fund”) only:

Change in Principal Investment Strategies

Effective August 25, 2015, the section titled “Principal Investment Strategies” in the Fund’s “Fund Summary” section in each of the prospectuses shall be replaced in its entirety to read as follows:

Under normal conditions, the Fund invests at least 80% of its net assets plus borrowings for investment purposes, if any, in investment grade debt securities or synthetic or other instruments that have similar economic characteristics to investment grade debt securities. The Fund primarily invests in bonds and exchange-traded funds (“ETFs”). The Fund also can opportunistically invest in swaps, futures and other synthetic instruments (including credit default swaps and other instruments linked to credit default indices) that provide exposures to investment grade quality U.S. corporate bonds, U.S. Government or agency securities and mortgage-backed and asset-backed securities. The Fund’s duration will typically be within four years of the Fund’s benchmark, the Barclays U.S. Government/Credit Bond Index (the “Benchmark”), although the duration may vary based on Forward Management, LLC’s (“Forward Management” or the “Advisor”) view of market conditions. Duration is the measure of price sensitivity of a debt security or portfolio of debt securities to relative changes in interest rates. For instance, a duration of “three” means that a portfolio’s or security’s price would be expected to decrease by approximately 3% with a 1% increase in interest rates (assuming a parallel shift in the yield curve). As of March 31, 2015, the Benchmark’s duration was 6.27.

The investment process involves an assessment of the Fund’s potential exposure to interest rate risk and credit risk relative to the value of specific issues, while also seeking to balance trading efficiency, low costs, high liquidity, and the need for current income. The assessment of the portfolio management team may differ meaningfully from the Benchmark’s targets for interest rate risk, credit risk and yield characteristics as a response to changing market conditions.

Change in Portfolio Manager

Effective August 25, 2015, Lee G. Partridge will lead the portfolio management team of the Fund. Additionally, effective June 9, 2015, Nathan J. Rowader’s title with Forward Management was changed to Senior Portfolio Manager. Accordingly, effective August 25, 2015, the following changes shall be made:

The third and fourth sentences under the heading “Investment Advisor/Portfolio Manager” in the Fund’s “Fund Summary” section in each of the prospectuses shall be replaced in their entirety to read as follows:

The members of the Fund’s team are: Lee G. Partridge, Chief Investment Officer, Nathan J. Rowader, Senior Portfolio Manager, and David Janec, Portfolio Manager. Mr. Partridge leads the Fund’s investment team and has managed the Fund since August 2015.

The disclosure regarding the Fund under the heading/subheading “Management of the Funds – Investment Advisor/Portfolio Managers” in the No-Load Prospectus and the Class Z Prospectus shall be replaced in its entirety to read as follows:

The Forward Investment Grade Fixed-Income Fund is team managed and all investment decisions are made jointly by the team. The members of the team are:

Lee G. Partridge. Mr. Partridge has been with Forward Management since June 2015 as Chief Investment Officer. Mr. Partridge leads the investment team of the Forward Investment Grade Fixed-Income Fund. Mr. Partridge has also been with Salient since 2010 where he serves as Chief Investment Officer and directly oversees the investment program for an investment portfolio of a public employee retirement association. Prior to joining Salient, Mr. Partridge was the founder and CEO of Integrity Capital, LLC from 2009 to 2010, prior to which he held various positions at the Teacher Retirement System of Texas, including head of fixed income and deputy chief investment officer. Mr. Partridge is both a Chartered Financial Analyst and a Chartered Alternative Investment Analyst and holds an MBA.

Nathan J. Rowader. Mr. Rowader, Senior Portfolio Manager, has been with Forward Management since September 2008. Prior to June 2015, Mr. Rowader was Director of Investments for Forward Management. Before joining Forward Management, Mr. Rowader was with Accessor Capital Management from February 2007, as Investment Officer and member of Accessor’s Investment Committee; from December 2007, as Senior Investment Officer; and from February 2008 as Chief Investment Officer. Prior to Accessor Capital Management, Mr. Rowader was a Risk Management Analyst at OppenheimerFunds from 2005 to February 2007 and a Fund Analyst at OppenheimerFunds from 2004 to 2005. Prior to the OppenheimerFunds, Mr. Rowader served as a Financial Consultant at Linsco/Private Ledger from 2003 to 2004 and as a Senior Project Manager at WallStreetOnDemand from 1998 to 2003. Mr. Rowader holds an MBA.

David Janec. Mr. Janec, Portfolio Manager, has been with Forward Management since September 2008. From 2007 to September 2008, Mr. Janec was a Junior Investment Analyst and Operations Analyst with Accessor Capital Management. From 2004 to 2006, Mr. Janec was an Operations Associate with E*Trade.

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PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

SUPP INV GRD FI PM 07242015